Exhibit 10.4

EXECUTION ORIGINAL

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“Third Amendment”) is made by and between the entities executing on behalf of the various selling entities listed on the signature page hereto (collectively, “Seller”) and INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership (“Purchaser”) as of this 4th day of October, 2006.

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement and Escrow Instructions dated as of July 21,2006 (the “Original Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated August 4, 2006, and by that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated August 7, 2006 and by that certain Memorandum of Purchase Price Allocation dated August 28, 2006 (collectively, the “Agreement”); and

WHEREAS, Seller and Purchaser desire to amend the Agreement pursuant to the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

1. Defined Terms. All capitalized terms used in this Third Amendment, unless otherwise defined herein, shall have the meanings given such terms in the Agreement.

2. PIP Escrows.

2.1 Anaheim PIP Escrow. Notwithstanding anything to the contrary in Section 4.5 of the Original Agreement, Seller represents that Seller has completed all of the Anaheim PIP Work required under and in accordance with the terms of the Anaheim PIP other than the first item under the category, “Building, Entrance, Porte Cochere and Signage,” in the Anaheim PIP (the “Driveway Work”). Seller also represents that the Anaheim PIP has not been amended or modified from the version of the Anaheim PIP previously provided by Seller to Purchaser. Seller and Purchaser hereby agree that Seller shall provide a credit against the Purchase Price in the amount of Forty Thousand and No/100 Dollars ($40,000.00), and in consideration thereof, Purchaser shall assume all obligations under the Anaheim PIP with respect solely to the Driveway Work and hereby releases Seller from any further obligation under the Anaheim PIP with respect to the Driveway Work.

2.2 Ontario PIP Escrow. With respect to the Ontario PIP, Seller represents that Seller has completed all of the Ontario PIP Work required under and in accordance with the terms of the Ontario PIP, other than the items set forth in Schedule A attached hereto (the “Incomplete Items”), all of which remain incomplete as of Closing. Notwithstanding anything to the contrary in Section 4.5 of the Original Agreement, with respect to the Incomplete Items, Seller and Purchaser hereby agree that Seller shall provide a credit against the Purchase Price for the Ontario Property in the amount of Two Hundred Seventy-Two Thousand Two Hundred Seventy-Five and No/100 Dollars ($272,275.00) with respect to those Incomplete Items designated as items 38, 39,53,59, 60, 61, 62, 63 and 79 in the far left hand column on Schedule A (the “Credited Items).” In consideration of the foregoing credits, Purchaser shall assume all obligations under the Ontario PIP with respect to the Credited Items and hereby releases Seller from any further obligation under the Ontario PIP with respect to the Credited Items. With respect to any remaining Incomplete Items other than the Credited Items (such remaining Incomplete Items referred to hereinafter as the “Escrowed Items”), Seller shall credit against the Purchase Price for the Ontario Property the amount of Six Hundred Thirty Thousand One Hundred Nineteen and No/100 Dollars ($630,119.00) less the deposits under the construction contracts for such work in the amount of Two Hundred Ninety-Eight Thousand Seven Hundred Seventy and No/100 Dollars ($298,770.00) for a net credit of Three Hundred Twenty-Six Thousand Three Hundred Forty-Nine and No/100 Dollars ($326,349.00), provided such credited amount shall be deposited into the Ontario PIP Escrow, pursuant to and in accordance with the Ontario PIP Escrow Agreement, and Purchaser, subject to Seller’s compliance with the terms of the Ontario PIP Escrow Agreement, shall assume all obligations under the Ontario PIP with respect to the Escrowed Items and shall be responsible for completing the Escrowed Items, provided Purchaser shall be entitled to draw against the Ontario PIP Escrow in accordance with the terms of the Ontario PIP Escrow Agreement for the costs to complete the Escrowed Items. Seller shall assign all existing construction contracts related to the Incomplete Items as set forth on Schedule B attached hereto, to Purchaser including the right to any deposits previously made by Seller thereunder, it being agreed that the amounts credited or placed in escrow as provided above reflect adjustments to the total cost of the applicable Incomplete Items covered by such contracts as agreed upon by the parties, less any such deposits.

3. Conflict. In the event of a conflict between terms and conditions of this Third Amendment and the terms and conditions of the Agreement, the terms and conditions of this Third Amendment shall control.

4. No Further Modification. Except as set forth in this Third Amendment, all other terms and provisions of the Agreement shall be and remain unmodified and in full force and effect.

5. Facsimile/Electronic Signature Counterparts. This Third Amendment may be executed in facsimile or electronic pdf format counterparts, each facsimile or pdf signature shall be deemed an original, and all such facsimile or pdf signature counterparts, when taken together, shall constitute one agreement.

IN WITNESS WHEREOF, Purchaser and Seller have executed this Third Amendment as of the date set forth above.

SELLER:

RLJ ONTARIO HOTEL, L.P., a Delaware limited partnership

By:	RLJ Ontario Hotel General Partner, LLC, a Delaware limited liability company

By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ ONTARIO HOTEL - LESSEE, L.P., a Delaware limited partnership

By:	RLJ Ontario Hotel Lessee General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President

RLJ ANAHEIM SUITES HOTEL, L.P., a Delaware limited partnership

By:	RLJ Anaheim Suites Hotel General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ ANAHEIM SUITES HOTEL LESSEE, L.P., a Delaware limited partnership

By:	RLJ Anaheim Suites Hotel Lessee General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ ANAHEIM HOTEL, L.P., a. Delaware limited partnership

By:	RLJ Anaheim Hotel General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ ANAHEIM HOTEL LESSEE, L.P., a Delaware limited liability company

By:	RLJ Anaheim Hotel Lessee General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ SAN DIEGO - MISSION VALLEY HOTEL, L.P., a Delaware limited partnership

By:	RLJ San Diego – Mission Valley Hotel General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ SAN DIEGO - MISSION VALLEY HOTEL LESSEE, L.P., a Delaware limited partnership

By:	RLJ San Diego – Mission Valley Hotel Lessee General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

PURCHASER:

INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership,

BY:	Innkeepers Financial corporation, a Virginia corporation, Sole General Partner

	By:	/s/ Mark A. Murphy
	Name:	Mark A. Murphy
	Title:	Vice President

SCHEDULE A

3 Bethesda Metro Center
Suite 1000
Bethesda , MD 20814
301.280.7777

Project:	Ontario Hilton Suites
Phase III-Tower/Remaining PIP Items

Prepared by:	Rachael Gursky
Checked by:	Carl Mayfield
Date: 10/3/2006

Item Number (Ties to CRS Scope)	Area	Scope	Budgeted Amount	Target Completion	Amount Paid	Remaining Amount
1	General Requirements	Remove the telephone banks located throughout the hotel. Pay telephones must be provided, but coin operation is not necessary. Provide house telephones. Telephones may be installed in new decorative millwork and granite banks or may be installed in soft seating areas on end tables. Repair all walla to a like new condition where telephone banks have been removed. – HOTEL ATTIC STOCK	$5,500	12/30/2006	$—	$5,500

2	Gift Shop	Provide a background music system.	$3,250	12/30/2006		$3,250

3	Gift Shop	Install additional lighting. This area is too dim.	$8,500	12/30/2006		$8,500

4	Business Center	Provide an entry door controlled by an electronic lock.	$3,500	12/30/2006		$3,500

INNKEEPERS	Restaurant	Remove the folding table buffet line. If a buffet is used, it must have millwork cabinets, a granite top and a sneeze guard.	$200,000	12/30/2006		$200,00

INNKEEPERS	Restaurant	Remove the remnants of old ceiling fans from the ceiling. Repair the ceiling. All public area ceilings must be flat painted gyp board with no more than 30% acoustic tile. Acoustic tile must be 2" with a tegular edge.	$—	12/30/2008		$—

INNKEEPERS	Restaurant	Repair and refinish or replace the doors to remove scars. Replace the hardware (wom).	$—	12/30/2005		$—

SCHEDULE A

Item Number (Ties to CRS Scope)	Area	Scope	Budgeted Amount	Target Completion	Amount Paid	Remaining Amount
11	Corridors/Elevator/Stairwells	Install approved wood substitute base boards in all corridors.	$49,500	12/30/2006		$49,500

12	Corridors/Elevator/Stairwells	Install wood or approved wood substitute crown molding in all corridors.	$11,000	12/30/2006		$11,000

8	Corridors/Elevator/Stairwells	Scrub or refinish all guest room entry doors to remove scuffs and scars.	$12,000	12/30/2006		$12,000

RLJ	Corridors/Elevator/Stairwells	Replace or re-upholster the soft seating at the upper floor elevator landings.- PROCURE	$4,820	12/30/2006		$4,820

9	Corridors/Elevator/Stairwells	Replace or re-upholster the soft seating at the upper floor elevator landings. - INSTALL	$500	12/30/2006		$500

10	Corridors/Elevator/Stairwells	Restore or refinish the marble top to like new condition on all elevator landing sofa tables or replace with granite.	$5,310	12/30/2006		$5,310

13	Corridors/Elevator/Stairwells	Remove the stairwell door signs. Install only appropriate new signage. Repair and paint doors.	$1,750	12/30/2006		$1,750

14	Corridors/Elevator/Stairwells	Replace all stairwell light fixtures. Install more decorative fixtures. The existing fixtures are very industrial and in poor repair. Request for waiver declined.	$7,600	12/30/2006		$7,600

15	Corridors/Elevator/Stairwells	Repair and paint all stairwell walls.	$25,000	12/30/2006		$25,000

16	Corridors/Elevator/Stairwells	Clean and paint all stairwell treads and landings. Ensure proper slip resistance.	$26,550	12/30/2006		$26,550

17	Corridors/Elevator/Stairwells	Elevators – Repair and restore the wall panels to like new condition or replace the wall panels (chipped).	$825	12/30/2006		$825

13	Corridors/Elevator/Stairwells	Strip and paint all service doors and frames to remove scars. Replace if necessary to remove embedded scars.	see 13 above	12/30/2006

19	Ballroom Salon I, II, III	Refinish the doors to remove scratches and scars. Replace tarnished or damaged door hardware.	$11,080	12/30/2006		$11,080

22	Meeting Room Pre-Function	Repair and refinish doors to like new condition or replace.	see 22 below	12/30/2006

22	Parlor Room Meeting Rooms	Repair and refinish doors to like new condition or replace.	$5,100	12/30/2006		$5,100

SCHEDULE A

Item Number (Ties to CRS Scope)	Area	Scope	Budgeted Amount	Target Completion	Amount Paid	Remaining Amount
23	Parlor Room Meeting Rooms	Replace the serving counters. Install granite tops and millwork cabinets. Request for waiver declined.	$22,500	12/30/2006		$22,500

INNKEEPERS	Parlor Room Meeting Rooms	Install a decorative framed mirror over the service bar. - PROCURE	$300	12/30/2006		$300

INNKEEPERS	Parlor Room Meeting Rooms	Install a decorative framed mirror over the service bar. - INSTALL	$120	12/30/2006		$120

21	Parlor Room Meeting Rooms	Install six inch decorative wood base board or restore to like new condition.	$6,000	12/30/2006		$6,000

28	Parlor Room Meeting Rooms	Replace the cracked ice light fixtures and lens at the entry doors. Install smooth painted drywall and can light fixtures.	$4,680	12/30/2006		$4,680

20	Parlor Room Meeting Rooms	Renovate the abandoned bath room. Remove all bath fixtures and convert the space to storage or meet the requirements for a public rest room.	$17,250	12/30/2006		$17,250

25	Parlor Room Meeting Rooms	Replace the eraser board.-INSTALL	$150	12/30/2006		$150

28	Conference I & II Meeting Room	Entry doors must be solid core wood, with a peep hole viewing in to the space.	$2,460	12/30/2006		$2,450

29	Conference I & II Meeting Room	Replace the eraser board.-INSTALL	$150	12/30/2006		$150

27	Amphitheater Meeting Room	Install an electrically operated projection screen, recessed into the ceiling. A smooth painted drywall sollit is acceptable.-JUST CROWN MOLDING	$750	12/30/2006		$750

25	Amphitheatre Meeting Room	Replace the eraser board,-INSTALL	see 25 above	12/30/2006

31	Plaza Meeting Room	Install six inch decorative wood base board.	$3,000	12/30/2006		$3,000

SCHEDULE A

Item Number (Ties to CRS Scope)	Area	Scope	Budgeted Amount	Target Completion	Amount Paid	Remaining Amount
30	Plaza Meeting Room	Refinish the doors to remove scratches and scars	$4,050	12/30/2006		$4,050
21	Board Room	Install six inch wood base board.	see 21 above	12/30/2006
23	Board Room	Install a service bar with a granite top	see 23 above	12/30/2006
22	Board Room	Repair and refinish doors to like new condition	see 22 above	12/30/2006
INNKEEPERS	Board Room	Replace the art work-PROCURE	$300	12/30/2006		$300
24	Board Room	Replace the art work-INSTALL	see 24 above	12/30/2006
25	Board Room	Replace the eraser-board.	see 25 above	12/30/2006
20	Board Room	Renovate the rest room to the same level as the public rest rooms.	see 20 above	12/30/2006
32	Call Meeting Room	Install six inch decorative approved wood substitute base board.	$1,050	12/30/2006		$1,050
33	Call Meeting Room	Replace the chandeliers. Install decorative light fixtures and dimmable light sources.	$4,125	12/30/2006		$4,125
INNKEEPERS	Pool Area	Install “depth” and “no diving” markers in 4” tile recessed into the deck.	$500	11/30/2006		$500
INNKEEPERS	Pool Area	Remove all stencils from the deck.	$500	11/30/2006		$500
INNKEEPERS	Pool Area	Replace all cracked concrete decking, or repair all cracks and install a decorative coating similar to brick tile.	$40,000	11/30/2006		$40,000
INNKEEPERS	Pool Area	Replace all pool furniture. Strap furniture is not acceptable - PROCURE	$25,000	12/30/2006		$25,000
INNKEEPERS	Pool Area	Replace all pool furniture. Strap furniture is not acceptable - INSTALL	$555	12/30/2006		$555
n/a	Exercise Room	Install two, 27” ceiling mounted televisions - PROCURE	$1,000	12/30/2006		$1,000
35	Exercise Room	Install two, 27” ceiling mounted televisions - INSTALL	$750	12/30/2006		$750
36	Exercise Room	Install new vinyl wall covering - HOTEL ATTIC STOCK VWO	$1,085	12/30/2006		$1,085
37	Housekeeping/Laundry	Repair and paint all service elevator landings in the public corridors	$19,500	12/30/2006		$19,500
38	Housekeeping/Laundry	Repair and paint or install VCT in all service elevator landings in the public corridors	$3,720	12/30/2006		$3,720

SCHEDULE A

Item Number (Ties to CRS Scope)	Area	Scope	Budgeted Amount	Target Completion	Amount Paid	Remaining Amount
n/a	Tower Bedrooms	Provide a table or case good piece outside of the bathroom wall for coffee maker. Requires electrical outlet in the wall - PROCURE-BENJAMIN WEST PURCHASING AGENT	$53,000	12/30/2006		$53,000

39	Tower Bedrooms	Provide a table or case good piece outside of the bathroom wall for coffee maker. Requires electrical outlet in the wall - ELECTRIC AND INSTALL	$42,400	12/30/2006		$42,400

42	Tower Bedrooms	Install all TV’s in a 4 drawer mid-rise chest of drawers (approximately 42” tall) with a granite top and pole mount so that a flat panel TV can be installed at a later date	$66,250	12/30/2006		$66,250

n/a	Tower Bedrooms	Brushed and Hammered Stainless Steel Accessories, a Hilton Brand Exclusive, will be available in mid July. In addition to a uniquely designed ice bucket, ice bucket-tray, note paper & pen holder, we will have new note logo note paper, a new in-room glassware program and a new Hilton pen to coordinate with the elegant look of our newly designed accessories.	Property	9/30/2006

40	Tower Bedrooms	Replace the vanity tops, install granite vanity tops.	$15,470	12/30/2006		$15,470

41	Tower Bedrooms	Replace the laminate cabinets. Install decorative millwork cabinets.	$6,110	12/30/2006		$6,110

n/a	Cabana Bedrooms	Brushed and Hammered Stainless Steel Accessories, a Hilton Brand Exclusive, will be available in mid July. In addition to a uniquely designed ice bucket, ice bucket tray, note paper & pen holder, we will have new note logo note paper, a new in-room glassware program and a new Hilton pen to coordinate with the elegant look of our newly designed accessories	Property	9/30/2006

43	CRS contract	General Conditions	$57,800	12/30/2006		$57,800

44	CRS contract	Soft Cost	$35,200	12/30/2006		$35,200

45	CRS contract	Overhead and Profit	$74,884	12/30/2006		$74,884

INNKEEPERS	Public Space	Bell stand	$5,000			$5,000

SCHEDULE A

Item Number (Ties to CRS Scope)	Area	Scope	Budgeted Amount	Target Completion	Amount Paid	Remaining Amount
Total			$897,394		$(298,770)	$598,624
		Credit	$272,275
		Escrow	$326,349

		Total	$698,624

RLJ Signature:

Innkeepers Signature:

SCHEDULE A

SCHEDULE B

ASSIGNED CONSTRUCTION CONTRACTS

1.	Construction Services Agreement between RLJ ONTARIO HOTEL LESSEE, L.P., a Delaware limited liability company, and COMMERCIAL RENOVATION SERVICES, INC., a corporation, dated September 8, 2006.

2.	Vitality Furniture Group, Inc., Purchase Order No. RLJ-326-001, dated September 25, 2006.

3.	Guest Supply, Purchase Order No. COFF-RUTH, dated August 25, 2006.

SCHEDULE B